UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2014

SCYNEXIS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36365	56-2181648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501-C Tricenter Boulevard Durham, North Carolina		27713
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 544-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On June 18, 2014, the Board of Directors of SCYNEXIS, Inc. (the “Company”) took the following compensation actions with respect the Company’s Chief Executive Officer and certain other “named executive officers” as defined in Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission (collectively, the “Officers”), as follows:

Salaries

Approved salary increases to the following Officers:

Name	Position	New Salary	Effective Date
Yves J. Ribeill, Ph.D.	President and Chief Executive Officer	$400,000	June 1, 2014
Charles F. Osborne, Jr.	Chief Financial Officer	$287,818	June 1, 2014
Eileen C. Pruette	General Counsel	$283,000	June 1, 2014

Option Awards

Approved stock option grants under the Company’s 2014 Equity Incentive Plan to the following Officers:

Name	Office(s)	Number of Shares Subject to Award
Yves J. Ribeill, Ph.D.	President and Chief Executive Officer	187,052
Charles F. Osborne, Jr.	Chief Financial Officer	57,420
Eileen C. Pruette	General Counsel	25,230

The stock options have an exercise price equal to the closing sale price of a share of the Company’s common stock on the date of grant, and vest in equal monthly installments over forty-eight months from the date of grant. These grants are subject to the Company’s stockholders approving an increase to the available share reserve under the 2014 Equity Incentive Plan in 2014.

Option Amendments

On June 18, 2014, the Board of Directors of the Company approved the amendment of options to purchase shares of Common Stock of the Company held by the Officers previously granted under the Company’s Stock Option Plan (the “First Options”) and the Company’s 2009 Stock Option Plan (the “Second Options” and together with the First Options, the “Options”). As a result of the amendments, the exercise price of each Option was lowered to $9.64 per share and the term of each Option was extended until June 17, 2024. In addition, the First Options were further amended to provide that the holder may exercise vested shares under the option for the term of the option in the event the holder terminates services with the Company. No other terms of the Options were changed. The amendments to the First Options are subject to stockholder approval. The following lists the aggregate number of Options subject to the foregoing amendments held by the Officers:

Name	Office(s)	Number of Shares Subject to First Options	Number of Shares Subject to Second Options
Yves J. Ribeill, Ph.D.	President and Chief Executive Officer	25,928	4,901
Charles F. Osborne, Jr.	Chief Financial Officer	5,642	2,303
Eileen C. Pruette	General Counsel	0	9,803

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCYNEXIS, Inc.

Dated: June 24, 2014

	By:	/s/ Eileen Pruette
Eileen Pruette
General Counsel